                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            Dollar Tree Stores, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]


                            DOLLAR TREE STORES, INC.
                                500 VOLVO PARKWAY
                           CHESAPEAKE, VIRGINIA 23320

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                             THURSDAY, JUNE 19, 2003

To Our Shareholders:

          We will hold the annual meeting of the shareholders of Dollar Tree Stores, Inc. at the Holiday Inn Select, 1570 North Military Highway, Norfolk, Virginia, 23502, on Thursday, June 19, 2003 at 10:00 a.m. local time. Shareholders will consider and vote on the following proposals:

          -    elect three directors;
          -    approve the 2003 Equity Incentive Plan;
          -    approve the 2003 Non-Employee Director Stock Option Plan;
          -    approve the 2003 Director Deferred Compensation Plan; and
          - act upon any other business that may properly come before the meeting.

          Shareholders of record at the close of business on April 21, 2003 will receive notice of and be allowed to vote at the meeting.

          YOUR VOTE IS IMPORTANT TO US. We encourage you to read this Proxy Statement then sign, date and return your proxy card in the enclosed envelope at your earliest convenience. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Frederick C. Coble

                                              Frederick C. Coble
                                              Chief Financial Officer
                                              and Secretary


Chesapeake, Virginia
April 30, 2003

                            DOLLAR TREE STORES, INC.
                                500 VOLVO PARKWAY
                           CHESAPEAKE, VIRGINIA 23320

                                 PROXY STATEMENT

          We sent you this proxy statement and the enclosed proxy card because Dollar Tree's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. We will bear all costs for this solicitation. On or about May 9, 2003, we began mailing these proxy materials to all stockholders of record at the close of business on April 21, 2003.

                                VOTING PROCEDURES

          Shareholders of record have one vote per share of stock held. On April 21, 2003, there were 114,324,162 shares of common stock outstanding.

          If you vote by proxy, that is, by signing, dating and returning the enclosed proxy card, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. If you do not indicate instructions on the card, then your shares will be voted FOR the election of three nominees for director in Class II, FOR the approval of the 2003 Equity Incentive Plan, FOR the approval of the 2003 Non-Employee Director Stock Option Plan and FOR the approval of the 2003 Director Deferred Compensation Plan. If any other matter is presented, then your proxy will vote in accordance with your proxies' best judgment. At this time, the Board of Directors is unaware of any other business to be brought before the meeting. If you send more than one proxy card, then your shares will be voted in accordance with the proxy card bearing the latest date.

          As shown in the Notice of Annual Meeting, the 2003 Annual Meeting of Shareholders of Dollar Tree Stores, Inc. will be held on Thursday, June 19, 2003, at the Holiday Inn Select in Norfolk, Virginia, at 10:00 a.m. local time. A quorum of shareholders is necessary to hold a valid meeting. If holders of a majority of the outstanding shares of common stock are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

          If you send in your proxy card, you may revoke your proxy by providing a written notice of revocation to the Secretary of Dollar Tree Stores, Inc. prior to the Annual Meeting or by attending the annual meeting to cast your vote in person.

                                TABLE OF CONTENTS

                                                                                                               PAGE
PROPOSAL NO. 1 - ELECTION OF DIRECTORS............................................................................3

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS.................................................4

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...........................................................7

OWNERSHIP OF COMMON STOCK.........................................................................................7

INFORMATION ABOUT THE BOARD OF DIRECTORS..........................................................................8
Director Compensation.............................................................................................8
Meetings of the Board of Directors................................................................................8
Committees of the Board of Directors..............................................................................8
         Audit Committee..........................................................................................9
                  Report of the Audit Committee...................................................................9
         Compensation Committee...................................................................................9
                  Compensation Committee Interlocks and Insider Participation....................................10
                  Report of the Compensation Committee...........................................................10
         Nominating Committee....................................................................................11

COMPENSATION OF EXECUTIVE OFFICERS...............................................................................11
         Summary Compensation Table..............................................................................11
         Options Granted in 2002.................................................................................12
         Option Exercises in 2002 and Year End Option Values.....................................................12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................12

EQUITY COMPENSATION PLAN INFORMATION.............................................................................13

COMPARISON OF SHAREHOLDER RETURNS................................................................................14

PROPOSAL NOS. 2 - 4 - APPROVAL OF PLANS..........................................................................15
2003 Equity Incentive Plan.......................................................................................15
2003 Non-Employee Director Stock Option Plan.....................................................................17
2003 Director Deferred Compensation Plan.........................................................................17
United States Federal Income Tax Consequences of Awards Under the Plans..........................................18

OTHER MATTERS....................................................................................................20

AUDIT COMMITTEE CHARTER.........................................................................................A-1

2003 EQUITY INCENTIVE PLAN......................................................................................B-1

2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN....................................................................C-1

2003 DIRECTOR DEFERRED COMPENSATION PLAN........................................................................D-1

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

          Our Board of Directors is divided into three staggered classes for purposes of election. One class is elected at each annual meeting of shareholders to serve for a three-year term.

          At the 2003 Annual Meeting of Shareholders, the terms of three Class II directors are expiring. One of those Class II directors, Frank Doczi, is retiring from the Board after eight years of service. The Board has nominated Eileen R. Scott to replace Mr. Doczi. Class II directors elected at this annual meeting will hold office for a three-year term expiring in 2006. The other directors will continue in office following this annual meeting and their terms will expire in 2004 (Class III) and 2005 (Class I). Officers are appointed by the Board of Directors.

          On January 6, 2003, the Board added a ninth seat and provisionally elected Ms. Scott to serve in that position until the 2003 Annual Meeting. The Board will revert to eight members as of the 2003 Annual Meeting.

          The nominees have indicated their willingness to serve as directors. If a nominee becomes unable to stand for reelection, the persons named in the proxy will vote for any substitute nominee proposed by the Board of Directors.

VOTE REQUIRED

          A director is elected at the meeting, so long as a quorum is present, if the votes cast favoring the election of that director exceed those cast in opposition. Abstentions and broker non-votes are not "cast" for this purpose.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

        INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

                                    NOMINEES

J. DOUGLAS PERRY

Class of Director:            II

Director Since:               1986

Principal Occupation:         Chairman Emeritus of the Board of Directors,
                              Dollar Tree Stores, Inc.

Recent Business Experience:   Mr. Perry, age 55, became Chairman Emeritus of the
                              Board in September 2001. He had been Chairman of the Board since 1986 when he founded Dollar Tree with Mr. Brock and Mr. Compton. He retired as an employee and officer of the company as of March 1, 1999. He also serves on the Board of Old Dominion
                              Trust Company. Until 1991, he was an executive officer of K&K Toys, which he, along with Mr.
                              Brock, Mr. Compton and Mr. Perry's father, built from the company's original single store to 136 stores.

Other Directorships:          None

--------------------------------------------------------------------------------

THOMAS A. SAUNDERS, III

Class of Director:            II

Director Since:               1993

Principal Occupation:         Member, Saunders Karp & Megrue Partners, L.L.C.

Recent Business Experience:   Mr. Saunders, age 66, has been a member of
                              Saunders Karp & Megrue Partners, L.L.C., which serves as the general partner of the general partner of the SK Equity Fund, L.P., since 1990.
                              Before founding Saunders Karp & Megrue, he served as a Managing Director of Morgan Stanley & Co.
                              from 1974 to 1989. Mr. Saunders is a member of the Board of Visitors of the University of Virginia.
                              He is a former Chairman of the University of Virginia's Darden Graduate School of Business
                              Administration. Mr. Saunders is Chairman of the
                              Thomas Jefferson Foundation (Monticello).

Other Directorships:          Hibbett Sporting Goods, Inc.

--------------------------------------------------------------------------------

EILEEN R. SCOTT

Class of Director:            II

Principal Occupation:         Chief Executive Officer, Pathmark Stores, Inc.

Recent Business Experience:   Ms. Scott, age 50, has been Chief Executive
                              Officer of Pathmark Stores, Inc. since October
                              2002. She has been employed by Pathmark Stores, Inc. since 1969. During her years there, she has served as Executive Vice President of Store
                              Operations, Executive Vice President of
                              Merchandising and Distribution, Senior Vice
                              President of Non-Foods and Pharmacy, and Vice
                              President of Sales and Advertising.

Other Directorships:          Pathmark Stores, Inc.

--------------------------------------------------------------------------------

                              CONTINUING DIRECTORS

MACON F. BROCK, JR.

Class of Director:            I

Director Since:               1986

Principal Occupation:         Chairman and Chief Executive Officer, Dollar Tree
                              Stores, Inc.

Recent Business Experience:   Mr. Brock, age 61, has been Chairman of the Board
                              since September 2001 and Chief Executive Officer since 1993. From 1986, when he founded Dollar Tree with Mr. Perry and Mr. Compton, until 2001, he was a Director and President. He directs the overall operations of Dollar Tree. Until 1991, he was employed in a similar role with K&K Toys.

Other Directorships:          None

--------------------------------------------------------------------------------

H. RAY COMPTON

Class of Director:            III

Director Since:               1986

Principal Occupation:         Director

Recent Business Experience:   Mr. Compton, age 60, has been a Director since
                              1986 when he founded Dollar Tree with Mr. Perry and Mr. Brock. Mr. Compton was Executive Vice
                              President from 1998 to 2002. From 1986 until 1998, he also served as Dollar Tree's Chief Financial
                              Officer. From 1979 until 1991, he was employed in a similar role with K&K Toys. Prior to 1979, he was associated for 15 years with a manufacturing company in various accounting and management positions.

Other Directorships:          Hibbett Sporting Goods, Inc.

--------------------------------------------------------------------------------

RICHARD G. LESSER

Class of Director:            I

Director Since:               1999

Principal Occupation:         Senior Corporate Adviser, The TJX Companies, Inc.

Recent Business Experience:   Mr. Lesser, age 68, has been Senior Corporate
                              Adviser since February 2002. He was Executive Vice
                              President of the TJX Companies, Inc. from 1991 to
                              2001 and President of its Marmaxx Division (TJ
                              Maxx and Marshalls) from 1995 to 2000. From 1981 to 1991, he held various executive positions within The TJX Companies, Inc.

Other Directorships:          The TJX Companies, Inc.; Reebok International
                              Ltd.; A.C. Moore Arts & Crafts, Inc.

--------------------------------------------------------------------------------

JOHN F. MEGRUE

Class of Director:            III

Director Since:               1993

Principal Occupation:         Member, Saunders Karp & Megrue Partners, L.L.C.

Recent Business Experience:   Mr. Megrue, age 44, has been Vice Chairman of the
                              Board of Dollar Tree since 1993. He also serves as Chairman of the Board for Hibbett Sporting Goods,
                              Inc. Mr. Megrue has been a member of Saunders Karp
                              & Megrue Partners, L.L.C., which serves as the general partner of the general partner of the SK
                              Equity Fund, L.P., since 1992. From 1989 to 1992, he served as a Vice President and Principal at Patricof & Co.

Other Directorships:          Hibbett Sporting Goods, Inc.; Children's Place
                              Retail Stores, Inc.

--------------------------------------------------------------------------------

ALAN L. WURTZEL

Class of Director:            III

Director Since:               1995

Principal Occupation:         Private investor; corporate director

Recent Business Experience:   Mr. Wurtzel, age 69, is Chairman Emeritus of
                              Circuit City Stores, Inc., a large consumer electronics retailing chain. From 1986 to 1994, he served as Chairman of the Board of Circuit City.
                              Prior to 1986, he served in several other capacities with Circuit City, including Chief
                              Executive Officer from 1973 to 1986. From 1986 to
                              1988, he served as President of Operation
                              Independence, a non-profit organization. Mr.
                              Wurtzel was a director of Office Depot, Inc. from 1989 to 1996.

Other Directorships:          None

--------------------------------------------------------------------------------

                               EXECUTIVE OFFICERS
                         (Other than those listed above)

FREDERICK C. COBLE

Principal Occupation:         Chief Financial Officer and Secretary, Dollar Tree
                              Stores, Inc.

Recent Business Experience:   Mr. Coble, age 42, has been Chief Financial
                              Officer and Secretary since 1998. Prior to that, he served as Senior Vice President, Finance from 1997 and as Vice President, Controller from 1991.
                              Before joining Dollar Tree in 1989, Mr. Coble served as Internal Audit Manager with Royster
                              Company, a manufacturing company, and as Audit
                              Manager for KPMG LLP.

--------------------------------------------------------------------------------

BOB SASSER

Principal Occupation:         President and Chief Operating Officer, Dollar Tree
                              Stores, Inc.

Recent Business Experience:   Mr. Sasser, age 51, has been President since
                              September 2001 and Chief Operating Officer since
                              1999. Before joining Dollar Tree, he served as Senior Vice President, Merchandise and Marketing of Roses Stores, Inc. from 1997. From 1994 to
                              1996, he was Vice President, General Merchandise
                              Manager for Michaels Stores, Inc. Prior to 1994, he held several positions at Roses Stores, Inc., ranging from Store Manager to Vice President,
                              General Merchandise Manager.

--------------------------------------------------------------------------------

     Mr. Brock is married to Mr. Perry's sister. There are no additional family relationships among the Directors and Executive Officers.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and persons who own more than 10% of our stock to file reports of ownership and changes in ownership of our stock with the Securities and Exchange Commission and Nasdaq, and to provide us with copies of these reports.

          SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based solely on our review of the reports and written representations furnished to us, we believe that all of these reporting persons complied with their filing requirements for 2002 except for one change-in-ownership report that was filed by Mr. Megrue after its due date.

                            OWNERSHIP OF COMMON STOCK

          The table below shows the number of shares of our common stock beneficially owned on April 21, 2003 by :

          -    each of the Directors and nominees for director;
          -    each of the Executive Officers;
          -    all Directors and Executive Officers as a group; and
          - each other person who has reported beneficial ownership of more than five percent of the outstanding common stock.

The address of each Director and Executive Officer of Dollar Tree is c/o Dollar Tree Stores, Inc., 500 Volvo Parkway, Chesapeake, Virginia 23320.

                                                                        Beneficial Ownership (1)
                                                                        ------------------------
Directors and Executive Officers                                  Shares                       Percent
--------------------------------                                  ------                       -------
Macon F. Brock, Jr.............................               3,805,717  (2)                     3.3%
H. Ray Compton.................................                 203,259  (3)                      *
Frank Doczi....................................                 105,750  (4)                      *
Richard G. Lesser..............................                  62,719  (5)                      *
John F. Megrue.................................                  80,325  (6)                      *
J. Douglas Perry...............................               2,697,160  (7)                     2.4%
Thomas A. Saunders, III........................               1,071,281  (8)                      *
Eileen R. Scott................................                   6,000  (9)                      *
Alan L. Wurtzel................................                  99,969  (10)                     *
Frederick C. Coble.............................                 251,294  (11)                     *
Bob Sasser.....................................                 163,777  (12)                     *
All current Directors and Executive
     Officers (11 persons).....................               8,547,251                          7.4%

OTHER 5% SHAREHOLDERS
FMR Corp.......................................              10,148,298  (13)                    8.9%
     82 Devonshire Street
     Boston, MA 02109
Putnam, LLC....................................               6,547,584  (14)                    5.7%
     One Post Office Square
     Boston, MA 02109

------------
* less than 1%

< fn >
(1) As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days after such date. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.
(2) Includes 1,197,956 shares owned by trusts for the benefit of certain Brock family members, of which Mr. Brock is a trustee, 109,064 shares owned by a private foundation over which Mr. Brock and his wife, Joan P. Brock, exercise shared control, and 240,000 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan, but excludes 926,021 shares owned by Mr. Brock's wife, Joan P. Brock.
(3) Includes 143,259 shares owned by a trust for the benefit of certain Compton family members, over which Mr. Compton may indirectly exercise investment or voting power.

(4) Represents 105,750 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(5) Represents 62,719 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(6) Includes 6,000 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(7) Includes 1,211,246 shares owned by trusts for the benefit of certain Perry family members, of which Mr. Perry is a trustee, 90,900 shares owned by a private foundation over which Mr. Perry and his wife, Patricia W. Perry, exercise shared control, and 44,250 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan, but excludes 150,000 shares owned by a trust of which Mrs. Perry is a trustee.
(8) Includes 21,252 shares owned by irrevocable trusts for the benefit of certain Saunders family members, of which Mr. Saunders is a trustee, and 6,000 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(9) Represents 6,000 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(10) Includes 24,469 shares held in a revocable trust of which Mr. Wurtzel is a trustee and 75,500 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(11) Includes 190,000 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(12) Includes 161,000 shares issuable upon exercise of certain stock options granted pursuant to The Dollar Tree Stores, Inc. Stock Incentive Plan.
(13) Includes shares held or controlled by FMR Corp. and its affiliates including Fidelity Management & Research Company, Fidelity OTC Portfolio, Fidelity Management Trust Company, Geode Capital Management, LLC, Edward C. Johnson 3rd and Abigail P. Johnson. Based on Schedule 13G filed by FMR Corp. for the period ended December 2002.
(14) Includes shares held or controlled by Putnam, LLC and its affiliates including Marsh & McLennan Companies, Inc., Putnam's parent holding company, and Putnam Investment Management, LLC and The Putnam Advisory Company, LLC, investment advisors and subsidiaries of Putnam, LLC. Based on
     Schedule 13G/A filed by Putnam, LLC for the period ended December 2002.
< /fn >

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

DIRECTOR COMPENSATION

          Director compensation is established by the Board of Directors and periodically reviewed. For 2002, each Director who is not a founder or an employee of the company received an annual retainer of $16,000 plus $2,000 for each committee on which they served ($4,000 for the committee chairmen), with an additional $2,000 paid to each Audit Committee member. Such Directors also may receive options for shares of common stock under the company's Stock Incentive Plan (6,000 shares in 2002). For 2002, Mr. Perry, as Chairman Emeritus of the Board, received a retainer of $16,000 and options for 6,000 shares of common stock under the company's Stock Incentive Plan, comparable to those granted to the outside Directors.

          On October 1, 1999, the company entered into a consulting agreement with Mr. Perry, which provides for annual consulting fees of $30,000 over the term of the agreement. At the request of Mr. Perry on each anniversary date, the company will review his annual fees, and in its discretion, shall determine whether or not to increase such fees. The agreement automatically renews each year and is cancelable at the option of Mr. Perry. The annual consulting fee of $30,000 was reviewed by the company in 2001 and was not adjusted. In 2002, the agreement renewed automatically.

MEETINGS OF THE BOARD OF DIRECTORS

          The Board of Directors has scheduled four regular meetings in 2003 and will hold special meetings when company business requires. During 2002, the Board held four regular meetings and undertook actions outside of a Board meeting by Unanimous Consent on two occasions. Several informational update calls were conducted during the year. Each member of the Board attended at least 75% of all Board meetings and meetings of Committees of which each was a member.

COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors currently appoints an Audit Committee, a Compensation Committee and a Nominating Committee. The memberships and functions of these committees are set forth below. The Board has no standing Executive Committee.

          AUDIT COMMITTEE

          The Audit Committee has four members: Thomas Saunders (Chairman), Alan Wurtzel, Frank Doczi and Richard Lesser. This membership satisfies the independence requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities and Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission. The functions of this committee include:

          - reviewing the company's financial reporting process and internal control system;
          - reviewing the quarterly and annual financial statements of the company;
          - reviewing the audit efforts of the company's independent accountants and internal finance department;
          -    reviewing all related party transactions; and
          - selecting the independent public accounts and any independent counsel or other advisers it deems necessary.

The Audit Committee met in conjunction with a Board meeting two times in 2002. Members of the Audit Committee also conducted scheduled telephonic reviews of financial results on at least a quarterly basis. In addition, the Chairman of the Committee conducted routine monthly updates with the independent auditors and/or financial management.

          REPORT OF THE AUDIT COMMITTEE

          The Audit Committee's main purpose is to assist the Board of Directors in fulfilling its oversight responsibilities regarding the quality and integrity of the accounting, auditing and financial reporting practices of the company. The Committee's written charter, adopted by the Board of Directors in 2001, was reviewed and revised in March 2003. The charter is attached to this proxy statement as Exhibit A.

          In connection with these responsibilities, the Audit Committee:

          - met with management and KPMG LLP, the company's independent public accountants, to review and discuss the audited financial statements of the company for the year ended December 31, 2002;
          - discussed with KPMG LLP the matters required by Codification of Statements on Auditing Standards No. 61 (Communication with Audit Committees);
          - discussed with KPMG LLP the quality, not just the acceptability, of the company's accounting principles;
          - received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and
          - discussed with KPMG LLP any relationships that may impact their objectivity and independence.

          Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2002 be included in the company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission.

                        SUBMITTED BY THE AUDIT COMMITTEE


Thomas A. Saunders III    Alan L. Wurtzel    Frank Doczi    Richard G. Lesser

          THE INFORMATION CONTAINED IN THE ABOVE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE `SOLICITING MATERIAL' OR TO BE `FILED' WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT DOLLAR TREE SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

          COMPENSATION COMMITTEE

          The Compensation Committee has four members: John Megrue (Chairman), Alan Wurtzel, Frank Doczi and Richard Lesser. The functions of this committee include:

          - meeting as necessary to oversee the company's compensation and benefit practices;
          - recommending to the full Board the compensation arrangements for the company's senior officers;
          - administering the company's executive compensation plans and Employee Stock Purchase Plan; and
          - administering and considering awards under the company's stock- and equity-based compensation plans.

The Compensation Committee met in conjunction with a Board meeting two times in 2002.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          No executive officer of the company currently serves or has served on the Compensation Committee. Mr. Megrue is an affiliate of Saunders Karp & Megrue, L.P., which had entered into an advisory agreement with the company in 1993. As of January 1, 2002, said advisory agreement was terminated.

          REPORT OF THE COMPENSATION COMMITTEE

          COMPENSATION POLICY

          Our policy is to offer a competitive total compensation package to attract and retain key personnel. We encourage broad-based employee ownership of Dollar Tree stock through the Employee Stock Purchase Plan. We also grant stock options to employees at many levels within the company, aligning the financial interests of our employees with those of our stockholders.

          The compensation of our executive officers typically consists of:

          -    a competitive base salary;
          - annual incentive compensation in the form of a cash bonus based on the achievement of individual goals and the company goal expressed as an earnings per share target;
          -    long-term incentive compensation in the form of stock options;
               and
          - employee benefits, including company-paid life insurance and participation in the 401(k)/Profit Sharing plan and Non-Qualified Deferred Compensation plan.

          The Compensation Committee annually reviews and approves individual executive officers' base salaries. In determining salary levels, the Committee takes into account the company's operating performance, the skills, experience and responsibilities of the executives, as well as the salary practices of comparable retail companies.

          The Compensation Committee also reviews and approves the annual incentive compensation of the company's executive officers. These incentive bonuses are tied to the attainment of both the company's earnings per share target and clearly defined individual goals. The bonuses are expressed as a percentage of base salary. The Committee believes they are competitive when compared to the retail industry.

          Officers and non-officers are granted stock options, typically on an annual basis, which the Compensation Committee approves. The exercise price is the fair market value per share of Common Stock on the grant date. The fair market value is the last per share sale price of the Common Stock reported on The Nasdaq National Market System on the day preceding the grant date. Options granted to executive officers vest over five years and may not be exercised during the first year of the grant. When determining the number of options to grant, the Compensation Committee takes into account the base salary, level of responsibility and individual performance of the executive, and stock compensation practices of comparable retail companies.

          COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

          The Compensation Committee reviews and approves the compensation of Macon F. Brock, Jr., Dollar Tree's Chief Executive Officer. For the year ended December 31, 2002, Mr. Brock declined any increase in his base salary, which, therefore, remained at $675,000, as for 2001. At the beginning of each year, the Compensation Committee establishes certain operational and managerial goals for Mr. Brock. In recognition of his achievement of these goals and the company's performance in 2002, Mr. Brock received a bonus of $344,183 under the Annual Management Incentive Compensation Program. In 2003, the Committee granted him the option to purchase 60,000 shares of common stock under the Stock Incentive Plan.

          DEDUCTIBILITY OF COMPENSATION

          Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of non-performance-based compensation in excess of $1 million paid to executive officers. The Committee believes that we will be able to continue to manage our executive compensation program to preserve federal income tax deductions.

                     SUBMITTED BY THE COMPENSATION COMMITTEE

           John F. Megrue   Alan L. Wurtzel   Frank Doczi   Richard G. Lesser

          NOMINATING COMMITTEE

          The Nominating Committee has three members: Thomas Saunders (Chairman), Alan Wurtzel and Richard Lesser. Mr. Lesser replaced Mr. Brock on the Committee in 2002. The purpose of this committee is to advise the Board of Directors on the composition, organization and effectiveness of the Board and its committees. The Committee's primary duties and responsibilities are to:

          - nominate candidates to be placed on the ballot for shareholders to consider at the annual meeting;
          - recommend nominees to be appointed by the Board to fill interim director vacancies; and
          - recommend directors to be selected for membership on the various board committees.

The Committee will also advise the Board on its composition, committees, structure, practices and self-evaluation.

          The Committee met formally two times during 2002. During 2002, the Committee, in conjunction with an executive search firm, conducted interviews for additional Board members, which resulted in the nomination of Eileen Scott to the Board. The Committee continues to review potential candidates for Board seats in order to further enhance the Board's effectiveness.

                       COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

          The following table sets forth the compensation earned by our executive officers for the years ended December 31, 2002, 2001 and 2000:

          SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                                                Compensation
                                               Annual Compensation                 Awards
                                  -------------------------------------------   ------------
                                                                                 Securities
Name and                                                             Other       Underlying         All Other
Principal Position                Year    Salary (1)       Bonus   Annual (2)    Options (3)    Compensation (4)
------------------                ----    ----------       -----   ----------    -----------    ----------------
Macon F. Brock, Jr.               2002   $ 675,000     $ 344,183       --           60,000           $ 28,249
Chairman and                      2001     650,000       188,000       --           60,000             35,050
Chief Executive Officer           2000     562,500       255,000       --           60,000             34,718

Frederick C. Coble                2002   $ 236,250     $  84,752       --           25,000           $ 19,024
Chief Financial Officer           2001     217,500        45,901       --           25,000             17,824
and Secretary                     2000     191,250        59,135       --           30,000             17,493

Bob Sasser                        2002   $ 431,250     $ 161,272       --           40,000           $ 19,024
President and                     2001     379,167        87,595       --           40,000             17,824
Chief Operating Officer           2000     306,250       101,801       --           45,000             17,493

----------
< fn >
(1) Represents salary paid in the year indicated. Base salary may differ due to timing of any salary increase.
(2) The value of perquisites or other personal benefits have been excluded because they do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any Named Executive Officer. With the consent of our Board of Directors, Mr. Brock uses Dollar Tree's leased corporate jet for non-business purposes. He reimburses us for all variable costs but none of the fixed costs relating to his plane usage. In 2002, Mr. Brock used Dollar Tree's jet for approximately 47 hours of personal use and reimbursed us $73,578. In 2001, he used the plane for approximately 64 hours and reimbursed us $90,177. In 2000, his use was approximately 24 hours and he reimbursed us $37,362. Because Mr. Brock reimbursed a significant portion of the costs, exceeding the minimum amounts required by the IRS to avoid imputed income, no amounts relating to the plane are included in the table above.
(3)  Stock options were granted pursuant to the company's Stock Incentive Plan.
(4) For 2002, this column includes $19,024 each for Messrs. Coble and Sasser, and $11,024 for Mr. Brock for the Company's discretionary and matching contributions allocated to the owners' 401(k) and Profit Sharing Plan accounts. Also included is $17,225 for Mr. Brock for life insurance premiums on policies of which the officer is the owner.
< /fn >

          OPTIONS GRANTED IN 2002

          The following table provides information as to options granted to Messrs. Brock, Coble and Sasser during 2002:

                                       Individual Grants                         Grant Date Value
                         ---------------------------------------------      -------------------------
                          Number of        Percent of
                         Securities       Total Options
                         Underlying        Granted to        Per Share                     Grant Date
                           Options        Employees in       Exercise       Expiration      Present
Name                     Granted (1)       Fiscal Year         Price           Date        Value (2)
----                     -----------      -------------      ---------      ----------    -----------
Macon F. Brock, Jr.        60,000             3.5%            $ 31.62       03/10/2012    $ 1,122,696

Frederick C. Coble         25,000             1.5%            $ 31.62       03/10/2012    $   467,790

Bob Sasser                 40,000             2.3%            $ 31.62       03/10/2012    $   748,464

---------------
< fn >
(1) Options to acquire shares of Dollar Tree common stock are granted under the company's Stock Incentive Plan. The exercise price equals the closing price of Dollar Tree stock on the day preceding the date of grant, which reflects fair market value at the date of grant. Options granted in 2000 and subsequent years are exercisable in five approximately equal annual installments beginning one year after grant. They expire ten years after grant.
(2) The fair value of these options at the date of grant was estimated using a Black-Scholes option-pricing model. The following weighted-average assumptions were used to estimate the value of options: a 5.7 year expected life of the options; expected volatility for Dollar Tree common stock of 63.8%; and a risk-free rate of return of 3.0%. The company does not pay dividends.
< /fn >

          OPTION EXERCISES IN 2002 AND YEAR END OPTION VALUES

          The following table provides information regarding options exercised by Messrs. Brock, Coble and Sasser during the calendar year ended December 31, 2002, and the number and value of options held by Messrs. Brock, Coble and Sasser at the end of the year:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

                                                        Number of Securities             Value of Unexercised
                          Shares                       Underlying Unexercised                In-the-Money
                         Acquired                       Options at Year End             Options at Year End (2)
                            On          Value         ---------------------------     ----------------------------
Name                     Exercise   Realized (1)     Exercisable   Unexercisable     Exercisable    Unexercisable
----                     --------   ------------     -----------   -------------     -----------    -------------
Macon F. Brock, Jr.           --              --          36,000      144,000         $ 123,521       $ 412,351

Frederick C. Coble            --              --         102,000       63,000         $ 606,367       $ 175,911

Bob Sasser                69,000     $ 1,229,751             0        111,000         $       0       $ 339,846

----------
< fn >
(1) The value realized equals the difference between the option exercise price and the closing price of Dollar Tree common stock on the day prior to exercise, multiplied by the number of shares to which the exercise relates.
(2) The value of unexercised "in-the-money" options equals the difference between the option exercise price and the closing price of Dollar Tree common stock at December 31, 2002, multiplied by the number of shares underlying the options. The closing price of Dollar Tree common stock on December 31, 2002, as reported by Nasdaq, was $24.57.
< /fn >

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LEASES

          As described below, we lease three stores from various lessors who are affiliated with officers or directors of our company, including leases with a partnership controlled by the father of Mr. Perry and Mrs. Brock and a partnership controlled by Mr. Perry and Mr. Brock. In addition, we lease one store from lessors affiliated with the former owners of Dollar Express, Inc.

          LEASE ON FORMER HEADQUARTERS AND DISTRIBUTION CENTER. Located in Norfolk, Virginia, this facility was leased from DMK Associates, a partnership controlled by Mr. Perry and Mr. Brock. We replaced our Norfolk location with an expanded facility in Chesapeake, Virginia, in early 1998. In March 1998, we subleased the Norfolk facility through

March 2008 for an amount that exceeds our annual obligation under the prime lease. In August 2002, we terminated the lease agreement with DMK Associates and are no longer obligated for lease payments on this facility. During 2002, we paid approximately $404,000 under the terms of the lease agreement.

          LEASE ON FORMER PHILADELPHIA, PENNSYLVANIA OFFICE AND WAREHOUSE. This facility was leased from lessors affiliated with the former owners of Dollar Express, Inc. We terminated the lease in June 2002 and paid approximately $439,000 under the terms of the lease and related termination. This facility was replaced by our new Briar Creek distribution center in August 2001.

          STORE AND OTHER LEASES. We currently lease three stores from lessors who are affiliated with officers or directors of our company. We lease a store from Suburban Management Company, controlled by the father of Mr. Perry and Mrs. Brock. In addition, we rent two stores from DMK Associates. Rental payments on the three stores totaled approximately $161,000 in 2002. The lease with Suburban Management expires in August 2005, with two five-year renewal options. One of the two store leases with DMK Associates expires in November 2003, with two four-year renewal options. The other store lease expires in March 2005, with a five-year and a seven-year renewal option.

          In 2002, we leased two stores from lessors affiliated with the former owners of Dollar Express, Inc. Rental payments on the two stores totaled approximately $118,500 in 2002. The lease for one of these stores was terminated in early 2002. As a result, only one store continues on terms negotiated by the former owners of Dollar Express, Inc.

          While we believe that the terms of these leases are fair to us, their respective terms were not negotiated on an arms-length basis and accordingly the terms of the leases may not be as favorable to us as those that we could have obtained from an independent third party.

EMPLOYMENT AGREEMENTS

          There are currently no employment or non-competition agreements in force between the company and Messrs. Brock, Compton or Coble. Under a severance arrangement, Mr. Sasser is prohibited from competing with the company following termination, and, if he is terminated without cause before April 2004, we will be obligated to pay him an amount equal to one year's salary.

DIRECTOR USE OF CORPORATE ASSETS

          In 2002, Mr. Megrue used our leased corporate jet for approximately 59 hours of personal use and reimbursed us for all variable costs, which amounted to $102,459. Mr. Megrue reimbursed more than the minimum amount required by the IRS to avoid imputed income. With our consent, Mr. Megrue did not reimburse us for any portion of our fixed costs relating to the plane. Mr. Brock also used Dollar Tree's leased corporate jet for non-business purposes as described in footnote (2) to the Summary Compensation Table on page 11.

                      EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

          Options to purchase Dollar Tree common shares have been granted to employees and non-employee directors under our stock option plans. The following table summarizes the number of stock options issued, the weighted-average exercise price and the number of securities remaining to be issued under our existing equity compensation plans, including the Amended and Restated Stock Option Plan, the Stock Incentive Plan and the 1998 Special Stock Option Plan, as of December 31, 2002.

          The table does not include information about the proposed 2003 Equity Incentive Plan or the proposed 2003 Non-Employee Director Stock Option Plan which are being submitted to shareholders for approval at the 2003 Annual Meeting of Shareholders. For further information regarding these plans, see page 15.

                                                                                           Number of Securities
                                                                                           Remaining Available
                                                                                           for Future Issuance
                                                                                              Under Equity
                                   Number of Securities to       Weighted-Average          Compensation Plans
                                   be Issued Upon Exercise       Exercise Price of        (Excluding Securities
                                   of Outstanding Options,      Outstanding Options,       Reflected in Column
        Plan Category                Warrants and Rights        Warrants and Rights               (a))
------------------------------    -------------------------    ----------------------    ------------------------
                                            (a)                         (b)                        (c)
------------------------------    -------------------------    ----------------------    ------------------------
Equity compensation plans
approved by security holders             5,197,547                     24.01                    2,500,624
------------------------------    -------------------------    ----------------------    ------------------------
Equity compensation plans
not approved by security
holders (1)                                243,000                     27.38                           --
------------------------------    -------------------------    ----------------------    ------------------------
Total                                    5,440,547                     24.17                    2,500,624
------------------------------    -------------------------    ----------------------    ------------------------

< fn >
(1) The only equity compensation plan not previously submitted to shareholders for approval is the 1998 Special Stock Option Plan. We adopted this plan in 1998 to grant options to purchase shares to five former officers of 98 Cent Clearance Center who were serving as employees or consultants of Dollar Tree following the merger. The options were granted as consideration for entering into non-competition agreements and a consulting agreement. The exercise price of each option equals the market price of our stock at the date of grant and each option's maximum term is ten years. Options granted under this plan vest over a five-year period.
< /fn >

                        COMPARISON OF SHAREHOLDER RETURNS

          The following graph shows a comparison of the cumulative total shareholder returns on our common stock against a cumulative total return of the S&P 500 Retailing Index and the Nasdaq U.S. Index for the past five years. The comparison assumes $100 was invested in our common stock and in each of the indexes on December 31, 1997. In 2001, Standard and Poor's replaced the Retail Composite with the S&P 500 Retailing Index, due to a reclassification of all of their U.S. indexes to reflect the Global Industry Classification Standard.

[CHART]

Data Points:

                          12/31/97         12/31/98       12/31/99       12/31/00        12/31/01      12/31/02
---------------------------------------------------------------------------------------------------------------
Dollar Tree                 100             158.38         175.60         133.23          168.09         133.61
S&P 500 Retailing Index     100             162.31         223.70         172.02          201.67         154.51
Nasdaq U.S. Index           100             139.63         259.13         157.32          124.20          85.04

                     PROPOSAL NOS. 2 - 4 - APPROVAL OF PLANS

          The Board has adopted, subject to shareholder approval, three new plans under which employees, non-employee directors, and independent contractors may receive incentives tied to the value of the company's equity:

          - Under the 2003 Equity Incentive Plan, the company may award options, stock appreciation rights, performance units, restricted stock and other stock to management, employees or independent contractors.
          -    The 2003 Non-Employee Directors Option Plan permits the company to grant stock options to directors who are not employees.
          -    The 2003 Director Deferred Compensation Plan allows directors who receive annual directors' fees to accept such payments in the form of options or deferred cash or stock.

          The summaries of these plans provided below are qualified in their entirety by reference to the full text of the plans, which have been filed in exhibits to our definitive proxy statement with the SEC.

2003 EQUITY INCENTIVE PLAN

          The Equity Incentive Plan is intended to replace our existing Stock Incentive Plan, under which we currently grant options to company employees and independent contractors. As of April 1, 2003, less than 725,000 shares remain available for issuance under the existing plan. This number of shares is insufficient to achieve the ongoing purposes of the plan. In addition, the Board wishes to expand the types of equity awards the company may make to include options, stock appreciation rights, performance units, restricted stock, and other stock.

          Therefore, the Board has adopted the 2003 Equity Incentive Plan under which 6,000,000 shares may be issued. In addition, any shares available for future awards under the Stock Incentive Plan shall be rolled into the Equity Incentive Plan. No additional awards shall be granted under the Stock Incentive Plan after July 1, 2003, when that plan terminates.

          The new plan permits us to grant a variety of equity awards. Its purpose is to promote our interests and the interests of our shareholders by motivating key employees to work towards achieving our long-range goals and by attracting and retaining exceptional employees. By motivating key employees to share in our long-term growth and financial success, employee interests are more closely aligned with those of our shareholders.

          ADMINISTRATION. The plan is administered by the Compensation Committee of the Board (the "Committee"). The Committee is authorized to, among other things:

          -    determine which employees will be granted awards;
          - determine whether awards will be for non-qualified stock options, incentive stock options (which qualify for special treatment under Section 422 of the Internal Revenue Code), stock appreciation rights, performance units, restricted stock and other stock;
          - determine the terms and conditions of each participant's individual award agreement, including vesting schedules, lapsing conditions, and transfer restrictions for each award; and
          - make all other determinations necessary or advisable to administer the plan.

          STOCK OPTIONS. Options to purchase shares of common stock granted under the Equity Incentive Plan may be incentive stock options that qualify for favorable income tax treatment or non-statutory stock options. The purchase price of common stock covered by an option may not be less than 100% of the fair market value of the common stock on the date of the option grant. On April 25, 2003, the closing price of the common stock was $23.31 per share. Options may be exercised only at such times as may be specified by the Committee in the participant's stock option agreement. If the option so provides, a participant exercising an option may pay the purchase price through cash payments, by the delivery of shares of stock, or by such other methods of exercise as may be approved by the Committee from time to time.

          STOCK APPRECIATION RIGHTS. The Compensation Committee may award stock appreciation rights alone or in tandem with non-statutory stock options, and impose such conditions upon their exercise as it deems appropriate. When the stock appreciation right is exercisable, the holder may surrender all or a portion of his unexercised stock appreciation right and receive in exchange an amount equal to the excess of (i) the fair market value on the date of exercise of the common stock covered by the surrendered portion of the stock appreciation right over (ii) the fair market value of the common stock on the date of grant. The payment may be in cash or shares of stock. The Committee may limit the amount that can be received when a stock appreciation right is exercised.

          Repricing of options and stock appreciation rights after the date of grant is not permitted.

          RESTRICTED STOCK. Restricted stock issued pursuant to the Equity Incentive Plan is subject to the following general restrictions: (i) none of such shares may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or been removed under the provisions of the plan, and (ii) if a holder of restricted stock ceases to be employed by the company, such holder will forfeit any shares of restricted stock on which the restrictions have not lapsed or been otherwise removed. The Committee establishes as to each share of restricted stock issued under the Equity Incentive Plan the terms and conditions upon which the restrictions on such shares shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions at the end of a specified period of time, the meeting of performance goals, or as a result of the disability, death or retirement of the recipient.

          STOCK UNITS AND RESTRICTED STOCK UNITS. The Committee may award participants either the right to receive shares in the future or the right to receive restricted stock in the future. Any such awards are subject to conditions, restrictions and contingencies as the Committee may determine.

          PERFORMANCE UNITS AND SHARES. The Committee may establish performance programs with fixed goals and designate employees as eligible to receive either a number of shares or a dollar amount of shares if the goals are achieved. Performance units and shares will be issued only in accordance with the program established by the Committee. More than one performance program may be established by the Committee. Such programs may operate concurrently or for varied periods of time, and a participant may participate in more than one program at the same time. A participant who is eligible to receive performance units or shares has no rights as a stockholder until shares are received.

          AWARD LIMITS. Subject to adjustments that the Committee may make upon future stock splits, share dividends and certain other transactions:

          - Incentive stock options granted under the Equity Incentive Plan may cover no more than 300,000 shares during the life of the plan.
          - One individual may receive options or stock appreciation rights to no more than 60,000 shares during any one calendar year period. However, if an option is in tandem with a stock appreciation right, then the tandem option and stock appreciation right shall be counted as covering the same shares.
          - One individual may receive awards (other than options or stock appreciation rights) for no more than 30,000 shares (or $150,000 in value in the case of performance units) during any one calendar year period, if the awards are intended to be "performance-based compensation."

          OTHER TERMS AND CONDITIONS. All company employees, including our executive officers, and independent contractors selected by the Committee are eligible to participate in the plan. As of April 12, 2003, we employed approximately 26,000 persons. Generally, awards may only be transferred upon death, but the Committee may provide for broader transferability in the award agreement. The Committee also has the authority to determine the vesting and expiration of the awards.

          SHARES TO BE ISSUED UNDER THE PLAN. The maximum number of shares of our common stock that may be granted as awards under the Equity Incentive Plan is 6,000,000, plus any shares available for future awards under the Stock Incentive Plan, which terminates on July 1, 2003. (As of April 1, 2003, there were less than 725,000 shares issuable under the old plan.) The Committee may, however, adjust this maximum amount to account for any future stock split, reverse stock split, stock dividend, combination, or reclassification of common stock or any similar transaction effected for which we do not receive any payment. When an award is forfeited or lapses, including awards under the old plan, the shares subject to that award become available for future awards under the new plan. Also, shares tendered in payment for the exercise price or the related withholding obligation will increase the number of shares available for awards under the plan. No awards may be made after July 1, 2013, the tenth anniversary of the effective date of the plan.

          CHANGE OF CONTROL. In the event of a change of control of the company, the Committee has discretion to accelerate the vesting or exercisability of any awards and to cash-out any and all outstanding awards, subject to limitations imposed by the Internal Revenue Code. The Committee also has the right to substitute or assume awards in connection with mergers, reorganizations, or other transactions.

          AMENDMENT. The Board may amend or terminate the 2003 Equity Incentive Plan at any time. We must obtain shareholder approval for any change that would require such approval under listing standards of the Nasdaq Stock Market and any regulatory or tax requirement with which the Board desires to comply. However, no rights under an outstanding award may be impaired by such action without the consent of the holder.

2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

          While the existing Stock Incentive Plan provided a formula for granting options to "outside directors," the new Equity Incentive Plan is limited to employees and independent contractors. For non-employee directors, the Board has adopted a separate plan called the 2003 Non-Employee Director Stock Option Plan.

          ADMINISTRATION. The plan is administered by the company's Board of Directors. The Board is authorized to, among other things:

          -    determine which directors are eligible to receive options;
          - determine the number of options to be granted, which amount shall not exceed 9,000 per director per year;
          - determine the terms and conditions of each participating director's individual option agreement, including vesting schedules (if any) and transfer restrictions for each award; and
          - make all other determinations necessary or advisable to administer the plan.

          STOCK OPTIONS. The options that may be awarded under the Non-Employee Director Stock Option Plan are non-qualified stock options and are functionally equivalent to such options issued under the 2003 Equity Incentive Plan. The purchase price of common stock covered by an option may not be less than 100% of the fair market value of the common stock on the date of the option grant. Options may be exercised only at such times as may be specified by the Board in the participant's stock option agreement. If the option so provides, a participant exercising an option may pay the purchase price through cash payments, by the delivery of shares of stock, or by such other methods of exercise as may be approved by the Committee from time to time. Repricing of options after the date of grant is not permitted.

          Non-employee directors who choose to do so may also receive non-statutory options under this plan in lieu of all or part of their directors' fees. This election is described under the 2003 Director Deferred Compensation Plan described below. Options awarded in lieu of fees are not counted against a director's 9,000-share annual limit.

          OTHER TERMS AND CONDITIONS. Only company directors who are not employees of the company are eligible to participate in the plan. Generally, awards may only be transferred upon death, but the Board may provide for broader transferability in the award agreement. Unless otherwise determined by the Board, options shall vest and become exercisable immediately. The options will expire ten years after grant or three years after the date the Non-Employee Director is no longer a director of the company, whichever occurs earlier.

          SHARES TO BE ISSUED UNDER THE PLAN. The maximum number of shares of our common stock that may be granted as options under the Non-Employee Director Stock Option Plan is 500,000. The Board may, however, adjust this maximum amount to account for any future stock split, reverse stock split, stock dividend, combination, or reclassification of common stock or any similar transaction effected for which we do not receive any payment. No options may be granted after July 1, 2013, the tenth anniversary of the effective date of the plan.

          CHANGE OF CONTROL. In the event of a change of control of the company, the Board has discretion to accelerate the vesting of any awards and to cash-out any and all outstanding awards, subject to limitations imposed by the Internal Revenue Code. The Board also has the right to substitute or assume awards in connection with mergers, reorganizations, or other transactions.

          AMENDMENT. The Board may amend or terminate the Non-Employee Director Stock Option Plan at any time. We must obtain shareholder approval for any change that would require such approval under listing standards of the Nasdaq Stock Market and any regulatory or tax requirement with which the Board desires to comply. However, no rights under an outstanding award may be impaired by such action without the consent of the holder.

2003 DIRECTOR DEFERRED COMPENSATION PLAN

          The Board has adopted the 2003 Director Deferred Compensation Plan, subject to shareholder approval. This plan permits any directors who receive a retainer or other fees for Board or committee service to make an election:

          - to defer all or a portion of such fees until a future date, when they may be paid in either cash or in shares of our common stock or
          - to receive all or a portion of such fees in non-statutory stock options.

The plan will be administered by the Board, which shall have discretion both to carry out the plan and to determine the amount and form of payment of the annual retainer and any additional fees payable by the company to directors for their services. Currently only non-employee directors receive a retainer and fees. For a discussion of these amounts, see page 8 of this proxy statement.

          DEFERRAL ACCOUNTS. Any director who is to receive fees for service may elect to defer all or a portion of those fees by delivering a deferral election to the company. Generally, the election must be delivered by December 31 and will take effect for the next calendar year. The election remains in force until changed or revoked. Any change or revocation will take effect for the following calendar year. The election must state:

          -    the amount or portion of the fees to be deferred;
          - whether and to what extent such fees are to be deferred in cash or in shares;
          -    whether the pay out shall be in installments or a lump sum; and
          -    the date on which the pay out shall commence.

          Deferred fees which are to be paid out in cash shall earn interest at the 30-year Treasury Bond Rate. If a director elects to be paid in shares, then the company will credit the director's deferred account with a book entry for a number of shares determined by dividing the amount of deferred fees by the then-current market price of a share.

          We will not segregate or earmark any funds or shares with respect to deferred fees. Rather, we intend to make available, as and when required, a sufficient number of shares or cash to meet the requirements of the plan.

          STOCK OPTIONS. Directors may choose to receive non-statutory stock options, in lieu of any remaining fees which are not deferred as described above. The method of making this election, or changing or revoking it, is the same as for a deferral of fees. The number of options issued to a director will equal the dollar amount of the portion of his or her fee which is to be paid in options, divided by thirty-three percent (33%) of the price of a share. The exercise price of the option may not be less than 100% of the fair market value of the common stock on the date the option is issued. The options shall be fully vested when issued and the term of such options shall be ten (10) years.

          Non-employee directors electing to receive options in lieu of cash fees will receive options issued under, and subject to the terms and conditions of, the 2003 Non-Employee Directors Stock Option Plan. Directors who are company employees do not currently receive fees and therefore could not take advantage of the 2003 Director Deferred Compensation Plan. However, should the Board permit those directors to receive fees in the future, and they elected to receive options in lieu of cash fees, they would receive non-statutory options issued under, and subject to the terms and conditions of, the 2003 Equity Incentive Plan.

          SHARES TO BE ISSUED UNDER THE PLAN. The maximum number of shares of our common stock that may be paid out under the Director Deferred Compensation Plan is 250,000. (This number does not include options received in lieu of cash fees, which are subject to the limitations in the 2003 Non-Employee Directors Stock Option Plan and the 2003 Director Deferred Compensation Plan.) The Board may adjust the maximum amount to account for any future stock split, reverse stock split, stock dividend, combination, or reclassification of common stock or any similar transaction effected for which we do not receive any payment. No options may be granted after June 19, 2013, the tenth anniversary of the effective date of the plan.

          CHANGE OF CONTROL. In the event of a change of control of the company, the Board has discretion to pay out any outstanding balance in a director's deferral account in a lump sum or to arrange to have the surviving corporation or another entity assume the deferred accounts, making such adjustments as the Board deems appropriate.

          AMENDMENT. The Board may amend or terminate the Director Deferred Compensation Plan at any time. We must obtain shareholder approval for any change that would require such approval under listing standards of the Nasdaq Stock Market and any regulatory or tax requirement with which the Board desires to comply. However, no rights under an outstanding award may be impaired by such action without the consent of the holder.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE PLANS

          The Federal income tax consequences of participation in the plans we are submitting for approval are complex and subject to change. The following discussion, which has been prepared by our counsel, the law firm of Hofheimer Nusbaum, P.C., is only a summary of the general rules applicable to the plans, not a complete description of the Federal income tax aspects. The summary is based on current provisions of the Internal Revenue Code and does not cover any state or local tax consequences of participation in the plan. Participants should consult their own tax advisors since a taxpayer's particular situation could result in some variation of the rules described below.

          NON-QUALIFIED OPTIONS. The grant of a non-qualified option ("NQO") will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

          INCENTIVE STOCK OPTIONS. The grant of an incentive stock option ("ISO") will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

          If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the company will not be entitled to any deduction for Federal income tax purposes.

          If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and a corresponding deduction will be allowed to the company, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

          Special rules apply if a participant pays the exercise price for a NQO or ISO in shares previously owned by the optionee rather than in cash.

          STOCK APPRECIATION RIGHTS. The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the participant as ordinary income, and a corresponding deduction will be allowed to the company. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

          PERFORMANCE UNITS. A participant who has been granted performance units will not realize taxable income at the time of grant, and the company will not be entitled to a deduction at that time. The participant will have compensation income at the time of distribution equal to the cash and the then fair market value of the distributed performance shares, and the company will have a corresponding deduction.

          RESTRICTED AND OTHER STOCK. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the company will not be entitled to a deduction at that time, assuming that the restrictions constitute a "substantial risk of forfeiture" for Federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.

          A participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to have the income recognized and measured at the date of grant of restricted stock and to have the applicable capital gain holding period commence as of that date. If a Section 83(b) election is made, the company will be entitled to a corresponding deduction at the time of grant.

          A participant who has been granted a stock award that is not subject to a substantial risk of forfeiture for Federal income tax purposes (for example, bonus stock) will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the company will be entitled to a corresponding deduction.

          ELECTION TO DEFER. An election to defer compensation made by a participant prior to the calendar year in which services are performed results in a deferral of federal income tax until such time as the compensation is paid. The company will have a corresponding deduction when the participant includes the compensation into income.

          LIMITATIONS ON DEDUCTIONS. The company's deductions described above may also be subject to the limitations of Section 162(m) of the Internal Revenue Code. The company does not currently expect to be subject to such limitations.

          CHANGE OF CONTROL. Any acceleration of the vesting or payment of awards under the plan in the event of a change of control of the company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the company.

BENEFITS TO EXECUTIVE OFFICERS AND DIRECTORS

          Awards under the 2003 Equity Incentive Plan and the 2003 Non-Employee Director Stock Option Plan are made at the Board or the Committee's discretion and are based on our company's performance. Eligible directors will determine how many shares or options they will receive in lieu of directors' fees under the 2003 Director Deferred Compensation Plan. Accordingly, future awards under the plans are not determinable at this time. See "Compensation of Executive Officers" at page 11 for detailed information on awards to certain executive officers under the company's Stock Incentive Plan during the most recent fiscal year.

VOTE REQUIRED

          The Board has carefully considered the proposed plans and believes that their approval is in the best interest of the company and its shareholders. Adoption will require that the number of votes cast in favor for each of these three plans exceeds the number of votes cast against.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":

          -    the 2003 Equity Incentive Plan;
          -    the 2003 Non-Employee Director Stock Option Plan; and
          -    the 2003 Director Deferred Compensation Plan.

                                  OTHER MATTERS

COSTS OF THE PROXY SOLICITATIONS

          The cost of the solicitation of proxies will be borne by us. Proxies may be solicited by officers, directors and regular employees of our company or our affiliates, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegram or messenger. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material and annual reports to the beneficial owners of stock in accordance with the schedule of charges approved by the National Association of Securities Dealers, Inc.

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

          Our By-laws provide that any shareholder of record entitled to vote generally in the election of directors may nominate persons for election as directors at a meeting if written notice of such shareholder's intent to make such nomination has been given, either by personal delivery or by United States certified mail, postage prepaid, to the Secretary of our company. We must receive the notice not less than 120 days nor more than 150 days before the first anniversary of the date of our proxy statement in connection with the last annual meeting of stockholders, or if no annual meeting was held in the previous year or the date of the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, not less than 90 days before the date of the applicable annual meeting.

          Each such shareholder's notice to the Secretary of his or her intent to nominate must set forth:

          - the name and address of record of the shareholder who intends to make the nomination;
          - a representation that the shareholder is a shareholder of record of our company's capital stock and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice;
          - the class and number of shares of our capital stock beneficially owned by the shareholder; and
          - a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder.

          For each person nominated, each such shareholder's notice to the Secretary must also set forth:

          - the name, age, business address and, if known, residence address, of such person,
          -    his or her principal occupation or employment,
          - the class and number of shares of our capital stock beneficially owned by such person,
          - any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, and
          - the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.

SHAREHOLDER PROPOSALS

          Shareholder proposals for the Annual Meeting of Shareholders to be held in 2004 will not be included in our Proxy Statement for that meeting unless received by us at our executive office in Chesapeake, Virginia, on or prior to December 31, 2003. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholder proposals.

OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          KPMG LLP has audited our consolidated financial statements since 1986 and will continue in that capacity during 2003. A representative of KPMG LLP will be present at the 2003 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

INDEPENDENT PUBLIC ACCOUNTANTS' FEES

Audit Fees (FOR THE YEAR ENDED DECEMBER 31, 2002)                         $ 587,650
Audit Fees (FOR THE TRANSITION PERIOD ENDED FEBRUARY 1, 2003)             $ 110,000
                                                                          ---------
         Total Audit Fees                                                 $ 697,650

Financial Information Systems Design and Implementation Fees              $       0

All Other Fees                                                            $ 149,442 (a)(b)

< fn >
          (a) Includes fees for tax compliance, planning and benefit plan audit.
          (b) The audit committee has considered whether providing these services is compatible with maintaining the independence of our principal accountants and has found nothing that would impair independence.
< /fn >

                                        By order of the Board of Directors,


                                        /s/ Frederick C. Coble


                                        Frederick C. Coble
                                        Chief Financial Officer and Secretary


Chesapeake, Virginia
April 30, 2002

                                                                     A - EXHIBIT

                            DOLLAR TREE STORES, INC.

                             AUDIT COMMITTEE CHARTER
                     (As amended, effective March 17, 2003)

I.   PURPOSE OF THE AUDIT COMMITTEE

     The purpose of the Dollar Tree Stores, Inc. Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

     - serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;
     - provide oversight for and participate in the planning of the audit efforts of the Company's independent auditors, internal auditors, and the Company's finance department; and
     - provide an open avenue of communication among the independent auditors, internal auditors, financial and senior management, and the Board of Directors.

     The Committee will make regular reports to the Board regarding the results of its review of:

     - the financial reports and periodic financial information provided by Dollar Tree to the Securities and Exchange Commission or the public;
     - Dollar Tree's systems of internal controls regarding finance, accounting, legal compliance and ethics; and
     - Dollar Tree's auditing, accounting and financial reporting processes generally.

II.  COMPOSITION OF THE AUDIT COMMITTEE

     The Committee will consist of three or more independent directors. Directors may be considered to be independent if they meet the independence requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, as determined by the Board. Committee members and the chairman are appointed by the Board. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall meet the definition of "audit committee financial expert" under the Commission's rules and regulations. Each member should be able to adequately perform the Committee's Duties and Responsibilities as outlined below and be knowledgeable of the Company's business and its related risks. Committee members may request additional training from management or other sources as desired in order to clarify financial or accounting items.

III. NUMBER AND NATURE OF MEETINGS

     The Committee will formally meet at least six times annually, either in person or via telephone. In addition, on a quarterly basis, prior to the public release of earnings information and the filing of the Form 10-Q or Form 10-K, the Committee or Chairman will review results with financial management, internal auditors and the independent auditors. These reviews may be in person or via telephone.

     At each meeting, the Committee may meet privately with the independent auditors, legal counsel, internal auditors and/or management. Other special meetings, whether in executive session or with the Board, management, or independent auditors, are encouraged in order to address any concerns or issues that may arise and to enhance communications. Such special meetings may be called by any member of the Committee upon request to the Chairman.

     The Committee shall inform the full Board of issues concerning the independent auditors, including any intention to replace said auditors. The Chairman shall require that minutes be kept of all Committee meetings, which will be made available to all Board members upon their request.

IV.  AUTHORITY

     The Committee shall have the sole authority to appoint or replace the independent auditor. The Committee shall be directly responsible for the compensation and the oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) in preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

     The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

V.   DUTIES AND RESPONSIBILITIES

     1. Internal control structure: The Committee is responsible for ensuring that a receptive and responsive environment exists for internal controls. Internal controls and material changes to internal controls should be documented and approved by senior management. The Committee should ascertain that the CEO, CFO, and independent auditors have fulfilled their responsibilities in assessing internal controls.

     2. Financial reporting practices: The Committee should understand the Company's financial reporting processes, be knowledgeable about the Company's critical accounting policies, and review significant accounting and financial reporting disclosures. The Committee should evaluate the relationship that senior management, financial management, independent auditors and internal auditors have to ensure accurate and timely financial reporting.

     3. The audit process: The Committee is responsible for overseeing the Company's audit controls, including the appointment of and evaluation of the independent auditors. The Committee is also responsible for the pre-approval of fees to the independent auditors. The Committee should review the independent auditors' communications to management and review the internal audit charter and annual audit plan. The Committee should create an environment whereby any audit function (such as the independent auditors, internal auditors, and financial management) has free and open access to the Committee.

     4. Compliance with laws and regulations: The Committee should understand the Company's compliance process, inquire into key business risks, and review legal disclosures in public filings. The Committee should ensure that internal controls exist, where cost beneficial, to comply with laws and regulations.

     5. Ethical conduct: In conjunction with other committees of the Board, the Audit Committee should understand how conducive the Company's environment is for effective internal controls, financial reporting, auditing and compliance with laws and regulations. The Committee should ensure that appropriate procedures exist so that any concerns regarding possible non-compliance can be brought to the attention of the Committee or the Board, as well as policies to protect those who raise such concerns.

     6. Audit committee effectiveness: The Committee is responsible for evaluating its effectiveness, including the independence and competence of its members. The Committee should review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee is also responsible for communicating its activities in compliance with applicable Securities and Exchange Commission and relevant stock exchange requirements.

VI.  LIMITATION OF COMMITTEE'S ROLE

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                     B - EXHIBIT

                            DOLLAR TREE STORES, INC.

                           2003 EQUITY INCENTIVE PLAN

                                    ARTICLE I
                                     GENERAL

     Section 1.1. PURPOSE. The Dollar Tree Stores, Inc. 2003 Equity Incentive Plan (the "Plan") has been established by Dollar Tree Stores, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     Section 1.2. PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Recipients (including transferees of Eligible Recipients to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

     Section 1.3. OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Article 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

                                    ARTICLE 2
                                OPTIONS AND SARS

     Section 2.1. DEFINITIONS.

          (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Article 2 may be either an incentive stock option (an "ISO") or a nonqualified option (an "NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

          (b) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with Section 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee. The Committee may limit the amount that can be received when an SAR is exercised.

     Section 2.2. EXERCISE PRICE. The "Exercise Price" of each Option and SAR granted under this Article 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock). Repricing of Options and SAR Awards granted under this Article 2 after the date of grant shall not be permitted.

     Section 2.3. EXERCISE. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

     Section 2.4. PAYMENT OF OPTION EXERCISE PRICE. The payment of the Exercise Price of an Option granted under this Article 2 shall be subject to the following:

          (a) Subject to the following provisions of this Section 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

          (b) The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, already-owned shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

          (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     Section 2.5. SETTLEMENT OF AWARD. Settlement of Options and SARs is subject to Section 4.7.

                                    ARTICLE 3
                               OTHER STOCK AWARDS

     Section 3.1. DEFINITIONS.

          (a) A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

          (b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

          (c) A "Performance Unit" Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

          (d) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

     Section 3.2. RESTRICTIONS ON AWARDS. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, and Performance Unit Award shall be subject to the following:

          (a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

          (b) The Committee may designate whether any such Award being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m). The performance measures that may be used by the Committee for such Awards shall be based on the attainment of any performance goals, as selected by the Committee, that are related to profits, profit growth, profit-related return ratios, cash flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. For Awards under this Article 3 intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

                                    ARTICLE 4
                          OPERATION AND ADMINISTRATION

     Section 4.1. EFFECTIVE DATE. Subject to the approval of the shareholders of the Company at the Company's 2003 annual meeting of its shareholders, the Plan shall be effective as of July 1, 2003 (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary).

     Section 4.2. SHARES SUBJECT TO PLAN. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

          (a) The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

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

          (b) Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) six million (6,000,000) shares of Stock; and (ii) any shares of Stock available for future awards under any prior stock option or incentive plan of the Company (the "Prior Plans") as of the Effective Date; and (iii) any shares of Stock that are represented by awards granted under any Prior Plans which are forfeited, expire or are canceled without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company.

          (c) To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (d) If the exercise price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

          (e) Subject to paragraph 4.2(f), the following additional maximums are imposed under the Plan.

                (i) The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be three hundred thousand (300,000) shares.

                (ii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Article 2 (relating to Options and SARs) shall be sixty thousand (60,000) shares during any one calendar year period. If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this paragraph (ii).

                (iii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Article 3 (relating to Other Stock Awards) shall be one million (1,000,000) shares.

                (iv) For Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than thirty thousand (30,000) shares of Stock may be subject to such Awards granted to any one individual during any one calendar year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

                (v) For Performance Unit Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than $150,000 may be subject to such Awards granted to any one individual during any one calendar year period. If, after amounts have been earned with respect to Performance Unit Awards, the delivery of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded.

          (f) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split up, spin off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

     Section 4.3. GENERAL RESTRICTIONS. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     Section 4.4. TAX WITHHOLDING. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

     Section 4.5. GRANT AND USE OF AWARDS. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

     Section 4.6. DIVIDENDS AND DIVIDEND EQUIVALENTS. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     Section 4.7. SETTLEMENT OF AWARDS. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. In lieu of issuing a fraction of a share upon any exercise of an Award, resulting from an adjustment of the Award pursuant to paragraph 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the fair market value of such fractional share. Satisfaction of any obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

     Section 4.8. TRANSFERABILITY. Except as otherwise permitted by the Committee,

          (a) Awards under the Plan are not transferable except as designated by the Participant by will, by the laws of descent and distribution or by a beneficiary form filed with the Company.

          (b) Awards may be exercised or claimed on behalf of a deceased Participant or other person entitled to benefits under the Plan by the beneficiary of such Participant or other person if the Company has a valid designation of such beneficiary on file, or otherwise by the personal legal representative of such Participant or other person.

     Section 4.9. FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     Section 4.10. AGREEMENT WITH COMPANY. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

     Section 4.11. ACTION BY COMPANY OR SUBSIDIARY. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     Section 4.12. GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     Section 4.13. LIMITATION OF IMPLIED RIGHTS.

          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     Section 4.14. EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
                                    ARTICLE 5
                                CHANGE OF CONTROL

     Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change of Control the following provisions shall apply:

     Section 5.1. ACCELERATION OF VESTING. If a Change of Control of the Company shall occur, then with respect to outstanding Awards not already vested and/or exercisable, the Committee, in its sole discretion, may determine that:

          (a) All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

          (b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

          (c) All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

     If the Committee determines to accelerate any such outstanding Awards, then such Awards shall remain vested and/or exercisable during the remaining term thereof, regardless of whether the employment or other status of the Participants with respect to which Awards have been granted shall continue with the Company or any Subsidiary.

     Section 5.2. CASH PAYMENT. Without limiting the generality of Section 4.7, if a Change of Control of the Company shall occur, then the Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Awards shall receive cash settlements in exchange for redemption of all or a part of such Awards.

     Section 5.3. LIMITATION ON CHANGE OF CONTROL PAYMENTS. Notwithstanding anything in Section 5.1 or 5.2 above to the contrary, if, with respect to a Participant, the acceleration of the exercisability and/or vesting of an Award as provided in Section 5.1 or the payment of cash in exchange for all or part of an Award as provided in Section 5.2 above (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Participant has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the acceleration of exercisability and/or vesting and the payments to such Participant pursuant to Sections 5.1 and 5.2 above shall be reduced to the extent or amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

                                    ARTICLE 6
                                    COMMITTEE

     Section 6.1. ADMINISTRATION. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Article 6. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are not employees of the Company or any Subsidiary. Unless otherwise determined by the Board, the Compensation Committee of the Board shall serve as the Committee for purposes of the Plan. If at any time the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

     Section 6.2. POWERS OF COMMITTEE. The Committee's administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Recipients those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Article
7) to cancel or suspend Awards.

          (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

     Section 6.3. DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     Section 6.4. INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    ARTICLE 7
                            AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this Article 7. Amendments to this Plan shall be subject to shareholder approval to the extent such approval is required by applicable law or applicable requirements of any securities exchange or similar entity.

                                    ARTICLE 8
                                  DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

          (a) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, and Performance Share Awards.

          (b) Award Agreement. The term "Award Agreement" has the meaning assigned in Section 4.10.

          (c) Board. The term "Board" shall mean the Board of Directors of the Company.

          (d) Change of Control. The term "Change of Control" shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

          (e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (f)   Committee. The term "Committee" has the meaning assigned in
Section 6.1.

          (g)   Company. The term "Company" has the meaning assigned in Section
1.1.

          (h) Effective Date. The term "Effective Date" has the meaning assigned in Section 4.1.

          (i) Eligible Recipient. The term "Eligible Recipient" shall mean any employee of the Company or a Subsidiary and any of those consultants and independent contractors of the Company or a Subsidiary who are natural persons. An Award may be granted to an employee, consultant or independent contractor in connection with hiring, retention or otherwise, prior to the date he or she first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date he or she first performs such services. An Award may also be granted to an employee, consultant or independent contractor in connection with the conclusion of such employee, consultant or independent contractor's performance of services and separation from the Company or its Subsidiaries. The effect of discontinuity in an Eligible Recipient's service with the Company or its Subsidiaries on any outstanding Award shall be at the discretion of the Committee.

          (j) Exercise Price. The term "Exercise Price" has the meaning assigned in Section 2.2.

          (k) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

                (i) If the principal market for the Stock is a national securities exchange or the Nasdaq Stock Market, then the "Fair Market Value" as of that date shall be the closing sale price of the Stock on the principal exchange or market on which the Stock is then listed or admitted to trading on the trading day immediately preceding such date.

                (ii) If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq Stock Market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

                (iii) If the day is not a business day, and as a result, paragraphs (i) and (ii) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If paragraphs
(i) and (ii) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

          (l)   ISO. The term "ISO" has the meaning assigned in Section 2.1(a).

          (m)   NQO. The term "NQO" has the meaning assigned in Section 2.1(a).

          (n) Option. The term "Option" has the meaning assigned in Section 2.1(a).

          (o)   Participant. The term "Participant" has the meaning assigned in
Section 1.2.

          (p) Performance Unit. The term "Performance Unit" has the meaning assigned in Section 3.1(c).

          (q) Performance Share. The term "Performance Share" has the meaning assigned in Section 3.1(b).

          (r)   Plan. The term "Plan" has the meaning assigned in Section 1.1.

          (s)   Prior Plan. The term "Prior Plan" has the meaning assigned in
Section 4.2(b).

          (t) Restricted Stock. The term "Restricted Stock" has the meaning assigned in Section 3.1(d).

          (u) Restricted Stock Unit. The term "Restricted Stock Unit" has the meaning assigned in Section 3.1(d).

          (v)   SAR. The term "SAR" has the meaning assigned in Section 2.1(b).

          (w) Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

          (x) Stock. The term "Stock" shall mean shares of common stock of the Company.

          (y)   Stock Unit. The term "Stock Unit" has the meaning assigned in
Section 3.1(a).

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                                                                     C - EXHIBIT

                            DOLLAR TREE STORES, INC.

                  2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1. PLAN ADMINISTRATION AND ELIGIBILITY.

     1.1. PURPOSE. The purpose of the Dollar Tree Stores, Inc. (the "Company") 2003 Non-Employee Director Stock Option Plan (the "Plan") is to advance the interests of the Company and its shareholders by attracting and retaining the highest quality of experienced persons as Non-Employee Directors and to further align the interests of the Non-Employee Directors with the interests of the Company's shareholders.

     1.2. ADMINISTRATION. The award of Options under the Plan shall be as described in Section 3. The Plan shall be administered, construed and interpreted by the Board of Directors of the Company. Pursuant to such authorization, the Board of Directors shall have the responsibility for carrying out the terms of the Plan, including but not limited to prescribe the form of the agreement applicable to evidence the award of Options under the Plan, to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. To the extent permitted under the securities laws applicable to compensation plans including, without limitation, the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or under the Internal Revenue Code of 1986, as amended (the "Code"), a committee of the Board of Directors, or a subcommittee of any committee, may exercise the discretion granted to the Board under the Plan, provided that the composition of such committee or subcommittee shall satisfy the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation. The Board of Directors may also designate a plan administrator to manage the record keeping and other routine administrative duties under the Plan.

     1.3. PARTICIPATION IN THE PLAN. Individuals who, as of the day following each year's annual meeting date ("Eligibility Date"), are directors of the Company and who are not employees of the Company or any of its subsidiaries, are eligible to receive grants of options in accordance with Section 3.1 of this Plan ("Eligible Directors"). Grant awards to any Eligible Director who was an employee of the company or any of its subsidiaries at any time during the same calendar year as the Eligibility Date shall be at the discretion of the Board.

2. STOCK SUBJECT TO THE PLAN.

     2.1. NUMBER OF SHARES. The maximum number of shares of the Company's $0.01 par value Common Stock ("Common Stock" or "Shares") which may be issued pursuant to options granted under this Plan shall be 500,000 Shares, subject to adjustment as provided in Section 4.4.

     2.2. NON-EXERCISED SHARES. If any outstanding option under this Plan for any reason expires or is forfeited or terminated without having been exercised in full, the Shares allocable to the unexercised portion of the option shall again become available for issuance under options granted pursuant to this Plan.

     2.3. SHARE ISSUANCE. Upon the exercise of an option, the Company may issue new Shares or reissue Shares previously repurchased by or on behalf of the Company.

     2.4. GENERAL RESTRICTIONS. Delivery of Shares under the Plan shall be subject to the following:

            (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

            (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     2.5. TAX WITHHOLDING. The Board may condition the delivery of any shares or other benefits under the Plan on satisfaction of any applicable withholding obligations. The Board, in its discretion, and subject to such requirements as the Board may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the participant is otherwise entitled under the Plan.

3. OPTIONS.

     3.1. OPTION GRANT DATES. Unless otherwise determined by the Board, and subject to shareholder approval, as may be required by law, options shall be granted automatically to each Eligible Director on the business day following each year's annual meeting date (the "Grant Date"). Any non-employee director first elected as a director after the Eligibility Date but before the next annual meeting shall be granted an option as the Board shall determine in its sole discretion, but in any case covering no more than twice the number of shares granted to Eligible Directors on the most recent Grant Date. The Grant Date for an option granted to a newly elected director hereunder shall be the date of such director's election to the Board, and the Option Price of such option shall be determined as of such Grant Date.

     3.2. OPTION PRICE. The purchase price per share for the Shares covered by each option shall be the closing sale price on the last trading date preceding the Grant Date (the "Option Price") for a share of Common Stock as reported on the principal exchange or market on which the Common Stock is then listed or admitted to trading, or, if the Common Stock is not then so listed, as determined in good faith by the Board. Repricing of options after the date of grant shall not be permitted.

     3.3. NUMBER OF OPTION SHARES. The number of Shares subject to options granted to each participating director on each Grant Date shall be 9,000; provided however that the Board of Directors may reduce this amount or adopt a formula to determine the number of Shares subject to options to be granted, provided however that the number of such Shares may not be increased over 9,000 without shareholder approval. Options which may be granted to participating directors pursuant to this Section 3 are in addition to any Options which may be issued to such directors in lieu of annual fee payments pursuant to other applicable Company plans.

     3.4. PERIOD OF OPTION. Unless otherwise determined by the Board, Options shall vest and become exercisable immediately, subject to the provisions of the Plan. The options will expire ten years after the Grant Date or three years after the date the Non-employee Director is no longer a director of the Company, whichever occurs earlier.

     3.5. DIRECTOR TERMINATIONS. In the event that a Director's service on the Board ceases due to death, disability or retirement, all outstanding options then held by the Director shall remain exercisable for a period of three years following the cessation of service. Except as otherwise provided by the Board, in the event that a Director's service on the Board ceases due to resignation, or other voluntary removal, vested and exercisable shares shall remain exercisable for a period of one year following the cessation of service. In any event, if a Director is involuntarily removed for breach of duty, dishonesty or any other cause, all vested and exercisable shares of options awarded under this plan are immediately forfeit.

     3.6. WRITTEN DOCUMENTATION. Each grant of an option under this Plan shall be evidenced in writing, which shall comply with and be subject to the terms and conditions contained in this Plan.

     3.7. NON-STATUTORY STOCK OPTIONS. Options granted under this Plan shall not be entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986.

     3.8. EXERCISE OF OPTIONS. Options may be exercised only by written notice to the secretary of the Company and payment of the exercise price in (i) cash,
(ii) Shares, or (iii) delivery of an irrevocable written notice instructing the Company to deliver the Shares being purchased to a broker, who may be selected by the Company, subject to the broker's written guarantee to deliver cash to the Company, in each case equal to the full consideration of the Option Price for the Shares which are being exercised and any required tax withholding. Options may be exercised in whole or in part. The Board may impose other restrictions or requirements on the permissible method of exercise.

     3.9. OPTIONS NOT TRANSFERABLE. Except as otherwise permitted by the Board, each option granted under this Plan shall not be transferable by the optionee other than by will or by the laws of descent and distribution. However, subject to Board approval, the Board may provide that all or a portion of an Option may be granted to an optionee upon terms that permit transfer of the Option in a form and manner determined by the Board. Any person to whom an Option is transferred pursuant to this Section 3.9 shall agree in writing to be bound by the terms of the Plan and the stock option agreement for such Option as if such transferee had been an original signatory thereto, and to execute and/or deliver to the Board any documents as may be requested by the Board from time to time.

     3.10. EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of an option granted under this Plan. Any exercise by a representative shall be subject to the provisions of this Plan.

4. GENERAL PROVISIONS.

     4.1 EFFECTIVE DATE OF THIS PLAN. This Plan shall be effective July 1, 2003, subject to approval by the shareholders of the Company. Upon such approval, this plan shall supercede and replace any previously existing provision for the grant of options to Directors, including grants allowable in 2003 under such previously existing provisions.

     4.2 DURATION OF THIS PLAN. This Plan shall remain in effect until all Shares subject to option grants have been purchased or all unexercised options have expired. Notwithstanding the foregoing, no options may be granted pursuant to this Plan on or after the 10th anniversary of this Plan's effective date.

     4.3 AMENDMENT OF THIS PLAN. The Board of Directors may suspend or discontinue this Plan or revise or amend it in any respect, provided, however, that, without approval of the Company's shareholders, no revision or amendment shall (i) change the total number of Shares subject to this Plan (except as provided in Section 4.4), (ii) change the designation of the class of directors eligible to participate in the Plan, (iii) change the exercise price of the options, or (iv) materially increase the benefits accruing to participants under or the cost of this Plan to the Company. Moreover, in no event may Plan provisions be amended more than once every 6 months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder. No amendment, modification, or termination of this Plan shall in any manner adversely affect the rights of any director holding options granted under this Plan without his or her consent.

     4.4 CHANGES IN SHARES. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Shares, the Board (whose determination shall be binding on all persons) may take such actions with respect to the Plan and any outstanding Options as it deems appropriate, including adjusting appropriately the number and kind of shares of stock or securities of the Company to be subject to the Plan (including the aggregate numbers specified in Section 2.1) and to Options then outstanding or to be granted under the Plan, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and any other relevant provisions. If the adjustment would produce fractional shares with respect to any unexercised Option, the Board may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares. Notwithstanding anything in the Plan to the contrary, the Board may take the foregoing actions without the consent of any optionee, and the Board's determination shall be conclusive and binding on all persons for all purposes.

     4.5 CHANGE OF CONTROL. If a Change of Control of the Company shall occur, then the Board may, in its discretion, determine that all outstanding Options shall become fully exercisable. If the Board determines to accelerate any such outstanding Options, then such Options shall remain vested and/or exercisable during the remaining term thereof, regardless of whether the Director shall continue with the Company or any Subsidiary. The Board, in its sole discretion, and without the consent of any Director affected thereby, may determine that some or all Directors holding outstanding Options shall receive cash settlements in exchange for redemption of all or a part of such Options. For purposes of the Plan, the term "Change of Control" shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

     4.6    LIMITATION OF RIGHTS.

            4.6.1 NO RIGHT TO CONTINUE AS A DIRECTOR. Neither this Plan, nor the granting of an option under this Plan, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

            4.6.2 NO SHAREHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a shareholder with respect to the Shares covered by his or her options until the date of the issuance to him or her of a stock certificate therefore.

     4.7 ASSIGNMENTS. The rights and benefits under this Plan may not be assigned except as provided in Sections 3.9 and 3.10.

     4.8 NOTICE. Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the secretary of the Company and shall become effective when it is received.

     4.9 SHAREHOLDER APPROVAL AND REGISTRATION STATEMENT. This Plan shall be approved by the Board of Directors and submitted to the Company's shareholders for approval. Any options granted under this Plan prior to effectiveness of a registration statement filed with the Securities and Exchange Commission covering the Shares to be issued hereunder shall not be exercisable until, and are expressly conditional upon, the effectiveness of a registration statement covering the Shares.

     4.10 GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     4.11 SEVERABILITY. If any term or provision of this Plan or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by applicable law.

                                                                     D - EXHIBIT

                            DOLLAR TREE STORES, INC.

                    2003 DIRECTOR DEFERRED COMPENSATION PLAN

1. PLAN ADMINISTRATION AND ELIGIBILITY.

     1.1. PURPOSE. The purpose of the Dollar Tree Stores, Inc. (the "Company") 2003 Director Deferred Compensation Plan (the "Plan") is to advance the interests of the Company and its shareholders by attracting and retaining the highest quality of experienced persons as Directors and to further align the interests of the Directors with the interests of the Company's shareholders.

     1.2. ELIGIBILITY. Each member of the Board of Directors (an "Eligible Director") of Dollar Tree Stores, Inc. (the "Company") is eligible to participate in the Plan.

     1.3. ADMINISTRATION. The Plan shall be administered, construed and interpreted by the Board of Directors of the Company. Pursuant to such authorization, the Board of Directors shall have the responsibility for carrying out the terms of the Plan, including but not limited to the determination of the amount and form of payment of the annual retainer and any additional fees payable by the Company to an Eligible Director for his or her services as a director (the "Fees," which shall not include reimbursements or other payments not for services rendered). To the extent permitted under the securities laws applicable to compensation plans including, without limitation, the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or under the Internal Revenue Code of 1986, as amended (the "Code"), a committee of the Board of Directors, or a subcommittee of any committee, may exercise the discretion granted to the Board under the Plan, provided that the composition of such committee or subcommittee shall satisfy the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation. The Board of Directors may also designate a plan administrator to manage the record keeping and other routine administrative duties under the Plan.

2. STOCK SUBJECT TO THE PLAN.

     2.1. NUMBER OF SHARES. The maximum number of shares of the Company's $0.01 par value Common Stock ("Common Stock" or "Shares") which may be issued pursuant to this Plan shall be 250,000 Shares, subject to adjustment as provided in Section 5.4. Such amount does not include Shares issuable upon exercise of stock options which may be granted pursuant to Section 4, which are subject to the limits contained in the respective plans under which such options are granted.

     2.2. SHARE ISSUANCE. To satisfy the requirements of Section 3, the Company may issue new Shares or reissue Shares previously repurchased by or on behalf of the Company.

     2.3. GENERAL RESTRICTIONS. Delivery of Shares under Section 3 of the Plan shall be subject to the following:

            (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

            (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     2.4. TAX WITHHOLDING. The Board may condition the delivery of any shares or other benefits under the Plan on satisfaction of any applicable withholding obligations. The Board, in its discretion, and subject to such requirements as the Board may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participating Eligible Director ("Participant"), through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the participant is otherwise entitled under the Plan.

3. DEFERRED COMPENSATION.

     3.1.   DEFERRAL OF FEES.

            (a) Any Eligible Director may elect to defer in either cash or Shares all or a portion of the Fees for any calendar year by delivering a deferral election to the Company not later than (i) December 31 of the year immediately preceding the year to which the deferral election relates, or
(ii) with respect to an Eligible Director's first year or partial year of service as a director, thirty days following the date on which such director first became a director. The election form shall specify the amount or portion of the Fees to be deferred; whether and to what extent such Fees are to be deferred in cash or in Shares; the manner of payment with respect to such deferred amounts; and the date on which the deferred amounts shall be paid and whether paid in a lump sum or in which installment payments shall commence. Such election shall remain in force for such calendar year and for each year thereafter until changed or revoked by the director by written notice to the Company not later than December 31 immediately preceding the year to which such change or revocation relates. A deferral election may not be changed or revoked after the beginning of the year to which it relates.

            (b) For the year in which the Plan is first implemented, any Eligible Director may make an election to defer Fees for services to be performed subsequent to such election within 30 days after the effective date set forth in Section 5.1.

     3.2. ACCOUNTS; INTEREST AND DIVIDEND CREDITS. On the first day of each calendar quarter (the "Credit Date"), an Eligible Director who elects to defer his or her Fees shall receive a credit to his or her deferred compensation accounts (the "Deferred Compensation Accounts") under the Plan as hereinafter provided. Any portion of a Participant's Fees which are deferred in cash shall be credited to the Participant's Cash Deferral Account. The amount of the credit shall equal the amount of Fees deferred in cash by the Participant during the immediately preceding calendar quarter. Any portion of a Participant's Fees which are deferred in Shares shall be credited to the Participant's Deferred Stock Account. The amount of the credit to such Deferred Stock Account shall be the number of Shares (rounded to the nearest one hundredth of a Share) determined by dividing the amount of the Participant's Fees deferred in Shares during the immediately preceding quarter by the closing price of a Share as reported on the principal stock exchange where the Common Stock is listed on the trading date immediately preceding the Credit Date.

     On the first day of each calendar quarter, an amount shall be credited to each Participant's Cash Deferral Account equal to the Interest Rate (as hereinafter defined) on the balance credited to the Cash Deferral Account during the immediately preceding calendar quarter. Interest shall accrue on the balance of each Participant's Cash Deferral Account commencing with the date the first payment is credited thereto and ending with the final payment therefrom. For this purpose, "Interest Rate" shall mean, with respect to any calendar quarter, 30-year Treasury Bond Rate then in effect.

     Each time any dividend is paid on the Stock, a Participant who has a positive balance in his or her Deferred Stock Account shall receive a credit to such Account. The amount of the dividend credit shall be the number of Shares (rounded to the nearest one-hundredth of a Share) determined by multiplying the dividend amount per Share by the number of Shares credited to the Participant's Deferred Stock Account as of the record date for the dividend and dividing the product by the closing price per Share reported on the principal stock exchange where the Common Stock is listed on the dividend payment date.

     3.3. PAYMENT. The balance of an Eligible Director's Deferred Compensation Accounts shall be paid to the director (or, in the event of death, to his or her designated beneficiary or estate) as follows: at the director's option, either
(i) in a single lump sum as soon as practicable following the earlier of (x) the date on which the director ceases to serve as a director of the Company or (y) the date specified by the director as the distribution date (such earlier date shall be referred to as the "Distribution Date"), or (ii) in annual installments over a period, to be specified by the director, not to exceed five years commencing as soon as practicable after the Distribution Date. If an Eligible Director's Cash Deferral Account is paid in installments, the amount of each installment shall be (l) the balance of the Cash Deferral Account on the Distribution Date divided by the number of installments plus (2) interest credits. A cash payment will be made with the final installment for any fraction of a share of Common Stock credited to the Eligible Director's Deferred Stock Account. Upon the death of an Eligible Director, the Company may elect to pay any remaining benefits in a single lump sum.

     3.4. DESIGNATION OF BENEFICIARY. Each Eligible Director may designate in writing a beneficiary to receive such portion, if any, of the director's Deferred Compensation Accounts as remains unpaid at the director's death. In the absence of a valid beneficiary designation, that portion, if any, of an Account remaining unpaid at the director's death shall be paid to his or her estate.

     3.5. NATURE OF PROMISE. The Company shall not be required to segregate or earmark any funds or Shares in respect of its obligations under Section 3 of the Plan. No Eligible Director nor any other person shall have any rights to any assets of the Company by reason of amounts deferred or benefits accrued under this Plan, other than as a general unsecured creditor of the Company. The Plan constitutes a mere promise by the Company to make payments in the future and is unfunded for purposes of Title I of ERISA and for tax purposes. The Company shall make available as and when required a sufficient number of shares of Common Stock to meet the requirements arising under the Plan.

     3.6. NO ASSIGNMENT. Rights to benefits under this Section 3 of the Plan may not be assigned, sold, transferred, encumbered, pledged or otherwise alienated, attached, garnished, or anticipated, other than in accordance with the beneficiary designation provisions of Section 3.4 above.

4. STOCK OPTIONS.

     4.1 ELECTION TO RECEIVE OPTIONS. An Eligible Director may elect that any portion of his or her Fees not deferred under Section 3 above shall be paid in the form of options to purchase the Company's Common Stock ("Options").

     4.2 TIME AND METHOD OF ELECTION, CHANGE OR REVOCATION. An election pursuant to Section 4.1 or any decision to change or revoke such election shall be governed by the same timing and other requirements set forth in Section 3 with respect to deferral of Fees.

     4.3 OPTION TERMS. Options shall be "non-qualified" stock options made under, and pursuant to the terms and conditions of, (i) the 2003 Equity Incentive Plan, for Eligible Directors who are employees of the Company or a subsidiary, and (ii) the 2003 Non-Employee Director Stock Option Plan, for all other Eligible Directors. Options shall be issued as of the Credit Date and reflect an exercise price and other terms established according to the provisions of such plans. The Options shall be fully vested when issued and the term of such Options shall be ten (10) years.

     4.4 DETERMINATION OF OPTION AMOUNT. The number of Options issued to an Eligible Director under this Section 4 as of any Credit Date shall equal (i) the dollar amount of portion of his or her Fee which is to be paid in Options on such Credit Date divided by (ii) thirty-three percent (33%) of the closing price of a Share as reported on the principal stock exchange where the Common Stock is listed on the trading date immediately preceding the Credit Date.

5. GENERAL PROVISIONS.

     5.1 EFFECTIVE DATE OF THIS PLAN. This Plan shall be effective June 19, 2003, subject to approval by the shareholders of the Company.

     5.2 DURATION OF THIS PLAN. This Plan shall remain in effect, unless earlier terminated or superceded, until June 30, 2013.

     5.3 AMENDMENT OF THIS PLAN. The Board of Directors may suspend or discontinue this Plan or revise or amend it in any respect, provided, however, that, without approval of the Company's shareholders, no revision or amendment shall (i) change the total number of Shares subject to this Plan (except as provided in Section 5.4), (ii) change the designation of the class of directors eligible to participate in the Plan, or (iii) materially increase the benefits accruing to participants under or the cost of this Plan to the Company. Moreover, in no event may Plan provisions be amended more than once every 6 months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder.

     5.4 CHANGES IN SHARES. In the event of a stock dividend, stock split or combination of Shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of Shares that may be delivered under the Plan and to any Participant. In any event referred to in this Section 5.4, the Board will also make any appropriate adjustments to any Eligible Director's Deferred Stock Account. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan. Notwithstanding this Section 5.4, changes to Options shall be governed by the terms of the appropriate plan.

     5.5 CHANGE OF CONTROL. Upon a Change of Control (as defined below), any outstanding balance in an Eligible Director's Cash Deferral Account shall be paid in a lump sum and any outstanding balance in an Eligible Director's Deferred Stock Account shall be distributed in Shares of Common Stock at the time of the consummation of such Transaction. In the alternative, the Board may arrange, in lieu of the action described in above, to have an acquiring or surviving corporation or entity in the Transaction, or an affiliate thereof, assume the Deferred Compensation Accounts, making such adjustments to the treatment of Deferred Compensation Accounts as it deems appropriate. For purposes of the Plan, the term "Change of Control" shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction. Notwithstanding this Section 5.5, the effect of a Change of Control upon Options issued under Section 4 shall be governed by the terms of the appropriate plan.

     5.6    LIMITATION OF RIGHTS.

                    (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither this Plan, nor the granting of an Option under this Plan, nor any other action taken pursuant to this Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time, or at any particular rate of compensation.

                    (b) NO SHAREHOLDERS' RIGHTS. Except as specifically provided by the Plan, a participant in the Plan shall have no rights as a shareholder with respect to the Deferred Stock Account until the date of the issuance to him or her of a stock certificate therefore.

     5.7 NOTICE. Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the secretary of the Company and shall become effective when it is received.

     5.8 SHAREHOLDER APPROVAL AND REGISTRATION STATEMENT. This Plan shall be approved by the Board of Directors and submitted to the Company's shareholders for approval. Any options granted under this Plan prior to effectiveness of a registration statement filed with the Securities and Exchange Commission covering the Shares to be issued hereunder shall not be exercisable until, and are expressly conditional upon, the effectiveness of a registration statement covering the Shares.

     5.9 GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

     5.10 SEVERABILITY. If any term or provision of this Plan or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof shall be valid and be enforced to the fullest extent permitted by applicable law.

Our 2002 Annual Report to Shareholders is mailed to our shareholders. It includes audited financial statements for the years ended December 31, 2002, 2001 and 2000 reported on by KPMG LLP, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations.

     A copy of Dollar Tree Stores, Inc. 2002 Form 10-K will be supplied without charge upon request. Requests for such annual reports, interim reports, or other information should be directed to:

                              Shareholder Services
                            Dollar Tree Stores, Inc.
                                500 Volvo Parkway
                           Chesapeake, Virginia 23320
                                 (757) 321-5000

DOLLAR TREE STORES, INC.                                                2003

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

To assist us in planning, please indicate in the appropriate block on your proxy whether you plan to attend the Annual Meeting of Shareholders. We look forward to seeing you there.

                            DOLLAR TREE STORES, INC.
                                500 VOLVO PARKWAY
                           CHESAPEAKE, VIRGINIA 23320

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING, JUNE 19, 2003

The undersigned hereby appoints Macon F. Brock, Jr. and Frederick C. Coble, jointly and severally, each with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of DOLLAR TREE STORES, INC. to be held at the Holiday Inn Select, Norfolk, Virginia, on Thursday, June 19, 2003 at 10:00 a.m. local time, and at any adjournment thereof, on any matters coming before the Meeting.

Please specify your choice by marking the appropriate box for each matter on the reverse side. Any boxes not marked will be voted in accordance with the recommendations of the Board of Directors. The Proxies cannot vote your shares unless you sign and return this card.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting. If no direction is made, this proxy will be voted FOR the election of the directors listed in Proposal 1, FOR the 2003 Equity Incentive Plan in Proposal 2, FOR the 2003 Non-Employee Director Stock Option Plan in Proposal 3, and FOR the 2003 Director Deferred Compensation Plan in Proposal 4.

1.   Election of Directors.
     Nominees:  Class II - J. Douglas Perry, Thomas A. Saunders, III and Eileen
                R. Scott

     / / FOR     / / WITHHELD      / / FOR, except withheld from the following
                                       nominees:

                                       _________________________________________


2.   Proposal to approve the 2003 Equity Incentive Plan.

     / / FOR     / / AGAINST       / / ABSTAIN

3.   Proposal to approve the 2003 Non-Employee Director Stock Option Plan.

     / / FOR     / / AGAINST       / / ABSTAIN

4.   Proposal to approve the 2003 Director Deferred Compensation Plan.

     / / FOR     / / AGAINST       / / ABSTAIN

5.   If you will be attending the Annual Meeting, please mark [   ]  YES


                                       CHANGE OF ADDRESS:
NAME OF SHAREHOLDER                ___________________________________________
STREET ADDRESS                     ___________________________________________
CITY, STATE AND ZIP CODE           ___________________________________________


Signature(s): ____________________________________________ Date: _______________

Signature(s): ____________________________________________ Date: _______________

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.